Exhibit 22

List of Subsidiary Guarantors

All of the senior secured notes and senior unsecured notes issued by HCA Inc. are fully and unconditionally guaranteed by HCA Healthcare, Inc. In addition to the guarantee provided by HCA Healthcare, Inc., all of HCA Inc.’s senior secured notes are fully and unconditionally guaranteed by the subsidiary guarantors listed below.

American Medicorp Development Co.

Bay Hospital, Inc.

Brigham City Community Hospital, Inc.

Brookwood Medical Center of Gulfport, Inc.

Capital Division, Inc.

CarePartners HHA Holdings, LLLP

CarePartners HHA, LLLP

CarePartners Rehabilitation Hospital, LLLP

Centerpoint Medical Center of Independence, LLC

Central Florida Regional Hospital, Inc.

Central Shared Services, LLC

Central Tennessee Hospital Corporation

CHCA Bayshore, L.P.

CHCA Conroe, L.P.

CHCA Mainland, L.P.

CHCA Pearland, L.P.

CHCA West Houston, L.P.

CHCA Woman’s Hospital, L.P.

Chippenham & Johnston-Willis Hospitals, Inc.

Citrus Memorial Hospital, Inc.

Citrus Memorial Property Management, Inc.

Clinical Education Shared Services, LLC

Colorado Health Systems, Inc.

Columbia ASC Management, L.P.

Columbia Florida Group, Inc.

Columbia Healthcare System of Louisiana, Inc.

Columbia Jacksonville Healthcare System, Inc.

Columbia LaGrange Hospital, LLC

Columbia Medical Center of Arlington Subsidiary, L.P.

Columbia Medical Center of Denton Subsidiary, L.P.

Columbia Medical Center of Las Colinas, Inc.

Columbia Medical Center of Lewisville Subsidiary, L.P.

Columbia Medical Center of McKinney Subsidiary, L.P.

Columbia Medical Center of Plano Subsidiary, L.P.

Columbia North Hills Hospital Subsidiary, L.P.

Columbia Ogden Medical Center, Inc.

Columbia Parkersburg Healthcare System, LLC

Columbia Physician Services - Florida Group, Inc.

Columbia Plaza Medical Center of Fort Worth Subsidiary, L.P.

Columbia Rio Grande Healthcare, L.P.

Columbia Riverside, Inc.

Columbia Valley Healthcare System, L.P.

Columbia/Alleghany Regional Hospital Incorporated

Columbia/HCA John Randolph, Inc.

Columbine Psychiatric Center, Inc.

Columbus Cardiology, Inc.

Conroe Hospital Corporation

Cy-Fair Medical Center Hospital, LLC

Dallas/Ft. Worth Physician, LLC

Davie Medical Center, LLC

Dublin Community Hospital, LLC

East Florida - DMC, Inc.

Eastern Idaho Health Services, Inc.

Edward White Hospital, Inc.

El Paso Surgicenter, Inc.

Encino Hospital Corporation, Inc.

EP Health, LLC

Fairview Park GP, LLC

Fairview Park, Limited Partnership

FMH Health Services, LLC

Frankfort Hospital, Inc.

Galen Property, LLC

GenoSpace, LLC

Good Samaritan Hospital, L.P.

Goppert-Trinity Family Care, LLC

GPCH-GP, Inc.

Grand Strand Regional Medical Center, LLC

Green Oaks Hospital Subsidiary, L.P.

Greenview Hospital, Inc.

H2U Wellness Centers, LLC

HCA - IT&S Field Operations, Inc.

HCA - IT&S Inventory Management, Inc.

HCA American Finance LLC

HCA Central Group, Inc.

HCA Eastern Group, Inc.

HCA Health Services of Florida, Inc.

HCA Health Services of Louisiana, Inc.

HCA Health Services of Tennessee, Inc.

HCA Health Services of Virginia, Inc.

HCA Management Services, L.P.

HCA Pearland GP, Inc.

HCA Realty, Inc.

HCA-HealthONE LLC

HD&S Successor, LLC

Health Midwest Office Facilities Corporation

Health Midwest Ventures Group, Inc.

HealthTrust Workforce Solutions, LLC

Hendersonville Hospital Corporation

hInsight-Mobile Heartbeat Holdings, LLC

Hospital Corporation of Tennessee

Hospital Corporation of Utah

Hospital Development Properties, Inc.

Houston - PPH, LLC

Houston NW Manager, LLC

HPG Enterprises, LLC

HSS Holdco, LLC

HSS Systems, LLC

HSS Virginia, L.P.

HTI Memorial Hospital Corporation

HTI MOB, LLC

Integrated Regional Lab, LLC

Integrated Regional Laboratories, LLP

JFK Medical Center Limited Partnership

JPM AA Housing, LLC

KPH-Consolidation, Inc.

Lakeview Medical Center, LLC

Largo Medical Center, Inc.

Las Encinas Hospital

Las Vegas Surgicare, Inc.

Lawnwood Medical Center, Inc.

Lewis-Gale Hospital, Incorporated

Lewis-Gale Medical Center, LLC

Lewis-Gale Physicians, LLC

Lone Peak Hospital, Inc.

Los Robles Regional Medical Center

Management Services Holdings, Inc.

Marietta Surgical Center, Inc.

Marion Community Hospital, Inc.

MCA Investment Company

Medical Centers of Oklahoma, LLC

Medical Office Buildings of Kansas, LLC

MediCredit, Inc.

Memorial Healthcare Group, Inc.

MH Angel Medical Center, LLLP

MH Blue Ridge Medical Center, LLLP

MH Highlands-Cashiers Medical Center, LLLP

MH Hospital Holdings, Inc.

MH Hospital Manager, LLC

MH Master Holdings, LLLP

MH Master, LLC

MH Mission Hospital McDowell, LLLP

MH Mission Hospital, LLLP

MH Mission Imaging, LLLP

MH Transylvania Regional Hospital, LLLP

Midwest Division - ACH, LLC

Midwest Division - LSH, LLC

Midwest Division - MCI, LLC

Midwest Division - MMC, LLC

Midwest Division - OPRMC, LLC

Midwest Division - RBH, LLC

Midwest Division - RMC, LLC

Midwest Holdings, Inc.

Mobile Heartbeat, LLC

Montgomery Regional Hospital, Inc.

Mountain Division - CVH, LLC

Mountain View Hospital, Inc.

Nashville Shared Services General Partnership

National Patient Account Services, Inc.

New Iberia Healthcare, LLC

New Port Richey Hospital, Inc.

New Rose Holding Company, Inc.

North Florida Immediate Care Center, Inc.

North Florida Regional Medical Center, Inc.

North Houston - TRMC, LLC

North Texas - MCA, LLC

Northern Utah Healthcare Corporation

Northern Virginia Community Hospital, LLC

Northlake Medical Center, LLC

Notami Hospitals of Louisiana, Inc.

Notami Hospitals, LLC

Okaloosa Hospital, Inc.

Okeechobee Hospital, Inc.

Oklahoma Holding Company, LLC

Outpatient Cardiovascular Center of Central Florida, LLC

Outpatient Services Holdings, Inc.

Oviedo Medical Center, LLC

Palms West Hospital Limited Partnership

Parallon Business Solutions, LLC

Parallon Enterprises, LLC

Parallon Health Information Solutions, LLC

Parallon Holdings, LLC

Parallon Payroll Solutions, LLC

Parallon Physician Services, LLC

Parallon Revenue Cycle Services, Inc.

Pasadena Bayshore Hospital, Inc.

Pearland Partner, LLC

Plantation General Hospital, L.P.

Poinciana Medical Center, Inc.

Primary Health, Inc.

PTS Solutions, LLC

Pulaski Community Hospital, Inc.

Putnam Community Medical Center of North Florida, LLC

Reston Hospital Center, LLC

Retreat Hospital, LLC

Rio Grande Regional Hospital, Inc.

Riverside Healthcare System, L.P.

Riverside Hospital, Inc.

Samaritan, LLC

San Jose Healthcare System, LP

San Jose Hospital, L.P.

San Jose Medical Center, LLC

San Jose, LLC

Sarah Cannon Research Institute, LLC

Sarasota Doctors Hospital, Inc.

Savannah Health Services, LLC

SCRI Holdings, LLC

Sebring Health Services, LLC

SJMC, LLC

Southeast Georgia Health Services, LLC

Southern Hills Medical Center, LLC

Southpoint, LLC

Spalding Rehabilitation L.L.C.

Spotsylvania Medical Center, Inc.

Spring Branch Medical Center, Inc.

Spring Hill Hospital, Inc.

Springfield Health Services, LLC

SSHR Holdco, LLC

Sun City Hospital, Inc.

Sunrise Mountainview Hospital, Inc.

Surgicare of Brandon, Inc.

Surgicare of Florida, Inc.

Surgicare of Houston Women’s, Inc.

Surgicare of Manatee, Inc.

Surgicare of Newport Richey, Inc.

Surgicare of Palms West, LLC

Surgicare of Riverside, LLC

Tallahassee Medical Center, Inc.

TCMC Madison-Portland, Inc.

Terre Haute Hospital GP, Inc.

Terre Haute Hospital Holdings, Inc.

Terre Haute MOB, L.P.

Terre Haute Regional Hospital, L.P.

The Regional Health System of Acadiana, LLC

Timpanogos Regional Medical Services, Inc.

Trident Medical Center, LLC

U.S. Collections, Inc.

Utah Medco, LLC

VH Holdco, Inc.

VH Holdings, Inc.

Virginia Psychiatric Company, Inc.

Vision Consulting Group LLC

Vision Holdings, LLC

Walterboro Community Hospital, Inc.

WCP Properties, LLC

Weatherford Health Services, LLC

Wesley Medical Center, LLC

West Florida - MHT, LLC

West Florida - PPH, LLC

West Florida Regional Medical Center, Inc.

West Valley Medical Center, Inc.

Western Plains Capital, Inc.

WHMC, Inc.

Woman’s Hospital of Texas, Incorporated

List of Pledged Securities

The subsidiary guarantees discussed above are secured by first-priority liens on substantially all of the capital stock of substantially all wholly owned first-tier subsidiaries of HCA Inc. or of subsidiary guarantors (but limited to 65% of the stock of any such wholly owned first-tier subsidiary that is a foreign subsidiary), subject to certain limited exceptions. Below is a list of all of the entities in which the identified credit party owns stock, partnership interest, limited liability company membership interest or other equity interest that is pledged as collateral for the senior secured notes.

Credit Party	Legal Entity Owned
American Medicorp Development Co.	CVMC Property, LLC HCA-HealthONE LLC Rapides Healthcare System, L.L.C. Surgicare of Evans, Inc.

Brigham City Community Hospital, Inc.	Brigham City Community Hospital Physician Services, LLC MountainStar Brigham General Surgery, LLC

Brookwood Medical Center of Gulfport, Inc.

Coastal Imaging Center of Gulfport, Inc.

EPIC Properties, Inc.

Garden Park Investments, L.P.

Garden Park Physician Group - Specialty Care, LLC

Garden Park Physician Group, Inc.

GPCH-GP, Inc.

Gulf Coast Medical Ventures, Inc.

Capital Division, Inc.	Capital Professional Billing, LLC HCA LewisGale Regional Cancer Centers Clinical Co-Management Company, LLC
Virginia Care Partners ACO LLC Virginia Quality Care Partners, LLC

CarePartners HHA Holdings, LLLP	CarePartners HHA, LLLP

CarePartners Rehabilitation Hospital, LLLP	MH Anesthesiology Physicians, LLC MH Physician Services, LLC Mission Health Community Multispecialty Providers, LLC
Centerpoint Medical Center of Independence, LLC	The Regional Health System of Acadiana, LLC

Central Florida Regional Hospital, Inc.	Central Florida Cardiology Interpretations, LLC JPM AA Housing, LLC

Central Shared Services, LLC	Clinical Education Shared Services, LLC

CHCA Bayshore, L.P.	HCA-Solis Holdings, Inc. Solis Mammography at Bayshore Medical Center, LLC

CHCA Conroe, L.P.	CRMC-M, LLC HCA-Solis Holdings, Inc. Solis Mammography at Conroe Regional Medical Center, LLC

CHCA Pearland, L.P.	HCA-Solis Holdings, Inc. Solis Mammography at Pearland Medical Center, LLC

CHCA West Houston, L.P.	HCA-Solis Holdings, Inc. Solis Mammography at West Houston Medical Center, LLC

CHCA Woman’s Hospital, L.P.	Fannin MOB Property Management, LLC HCA-Solis Holdings, Inc. Solis Mammography at Woman’s Hospital of Texas, LLC

Chippenham & Johnston-Willis Hospitals, Inc.	CJW Wound Healing Center, LLC Crewe Outpatient Imaging, LLC Imaging Services of Richmond, LLC

Colorado Health Systems, Inc.	HealthONE of Denver, Inc. New Rose Holding Company, Inc.

Columbia Florida Group, Inc.

Columbia Central Florida Division, Inc.

Columbia Physician Services - Florida Group, Inc.

Columbia Tampa Bay Division, Inc.

East Florida Division, Inc.

Fort Myers Market, Inc.

North Florida Division I, Inc.

West Florida Division, Inc.

Columbia Healthcare System of Louisiana, Inc.

Centerpoint Clinic of Blue Springs, LLC

Centerpoint Medical Center of Independence, LLC

Centerpoint Physicians Group, LLC

Centerpoint Women’s Services, LLC

Children’s Multi-Specialty Group, LLC

Columbia/HCA of Baton Rouge, Inc.

Lafayette OB Hospitalists, LLC

Lakeview Cardiology Specialists, LLC

Lakeview Regional Physician Group, LLC

Research Family Physicians, LLC

Southwest Medical Center Multi-Specialty Group, LLC

Southwest Medical Center Surgical Group, LLC

Tchefuncte Cardiology Associates - Lakeview, LLC

Women’s & Children’s Pediatric Hematology/Oncology Center, LLC Women’s Multi-Specialty Group, LLC

Columbia Jacksonville Healthcare System, Inc.	Memorial Family Practice Associates, LLC Memorial Health Primary Care at St. Johns Bluff, LLC Memorial Healthcare Group, Inc. Memorial Neurosurgery Group, LLC

Columbia LaGrange Hospital, LLC	Kendall Regional Medical Center, LLC

Columbia Medical Center of Arlington Subsidiary, L.P.	HCA-Solis Holdings, Inc. Solis Mammography at Medical Center Arlington, LLC

Columbia Medical Center of Denton Subsidiary, L.P.	HCA-Solis Holdings, Inc. Solis Mammography at Denton Regional Medical Center, LLC

Columbia Medical Center of Las Colinas, Inc.	HCA-Solis Holdings, Inc. Solis Mammography at Las Colinas Medical Center, LLC Tuscan Imaging Center at Las Colinas, LLC

Columbia Medical Center of Lewisville Subsidiary, L.P.	HCA-Solis Holdings, Inc. Solis Mammography at Medical Center of Lewisville, LLC

Columbia Medical Center of McKinney Subsidiary, L.P.	HCA-Solis Holdings, Inc. Solis Mammography at Medical Center of McKinney, LLC

Columbia Medical Center of Plano Subsidiary, L.P.	HCA-Solis Holdings, Inc. Plano Ambulatory Surgery Associates, L.P. Plano Heart Management, LLC Plano Surgicenter Real Estate Manager, LLC Solis Mammography at Medical Center of Plano, LLC

Columbia Ogden Medical Center, Inc.	MountainStar Cardiology Ogden Regional, LLC Ogden Regional Medical Center Professional Billing, LLC Ogden Senior Center, LLC

Columbia Parkersburg Healthcare System, LLC	Parkersburg SJ Holdings, Inc.

Columbia Physician Services - Florida Group, Inc.	Central Florida Division Practice, Inc. North Florida Division Practice, Inc. Premier Medical Management, Ltd. South Florida Division Practice, Inc.

Columbia Riverside, Inc.	Riverside Healthcare System, L.P.

Columbia/Alleghany Regional Hospital Incorporated	Alleghany Primary Care, Inc. Alleghany Specialists, LLC

Columbia/HCA John Randolph, Inc.	Imaging Services of Appomattox, LLC

Columbine Psychiatric Center, Inc.	HCA-HealthONE LLC

Conroe Hospital Corporation	CHCA Conroe, L.P. Conroe Partner, LLC

Dublin Community Hospital, LLC	Fairview Park GP, LLC Fairview Partner, LLC

Eastern Idaho Health Services, Inc.	EIRMC Hospitalist Services, LLC

El Paso Surgicenter, Inc.	El Paso Surgery Centers, L.P.

EP Health, LLC

Brookwood Medical Center of Gulfport, Inc.

Coastal Healthcare Services, Inc.

Epic Diagnostic Centers, Inc.

Epic Healthcare Management Company

EPIC Surgery Centers, Inc.

Grace 1011, LLC

Health Insight Capital, LLC

MRT&C, Inc.

Primary Health Asset Holdings, Ltd.

PSG Delegated Services, LLC

SSHR Holdco, LLC

Fairview Park GP, LLC	Fairview Park, Limited Partnership

FMH Health Services, LLC	New Hampshire Imaging Services, Inc.

Frankfort Hospital, Inc.	Frankfort Wound Care, LLC

Galen Property, LLC	Henrico Doctors Hospital - Forest Campus Property, LLC

GPCH-GP, Inc.	Garden Park Community Hospital Limited Partnership

Grand Strand Regional Medical Center, LLC	Grand Strand Senior Health Center, LLC

Greenview Hospital, Inc.	Frankfort Hospital, Inc. Southern Kentucky Surgicenter, LLC

H2U Wellness Centers, LLC	Health to You, LLC

HCA Central Group, Inc.	Capital Division, Inc. HCA Chattanooga Market, Inc. MidAmerica Division, Inc. TriStar Health System, Inc.

HCA Eastern Group, Inc.	Columbia Florida Group, Inc. South Atlantic Division, Inc.

HCA Health Services of Florida, Inc.

Bradenton Cardiology Physician Network, LLC

Hilltop 408, LLC

North Physician Services, Inc.

Oak Hill Acquisition, Inc.

St. Lucie Medical Center Hyperbarics, LLC

Surgicare of Bayonet Point, Inc.

West Florida Physician Network, LLC

West Florida Trauma Network, LLC

West Florida Urgent Care Network, LLC

HCA Health Services of Louisiana, Inc.

Cedar Creek Medical Group, LLC

Foot & Ankle Specialty Services, LLC

Goppert-Trinity Family Care, LLC

Midwest Cardiovascular & Thoracic Surgery, LLC

Midwest Division - LSH, LLC

Midwest Division - MCI, LLC

Midwest Division - RBH, LLC

Midwest Division - RMC, LLC

Midwest Trauma Services, LLC

Midwest Women’s Healthcare Specialists, LLC

Raymore Medical Group, LLC

RMC - Pulmonary, LLC

Senior Health Associates, LLC

Women’s Center at Brookside, LLC

HCA Health Services of Tennessee, Inc.

2490 Church, LLC

Centennial CyberKnife Center, LLC

Centennial Neuroscience, LLC

Centennial Surgical Clinic, LLC

Central Tennessee Hospital Corporation

HCA-Solis Holdings, Inc.

Hospitalists at Centennial Medical Center, LLC

Judson Holdings, LLC

Neuro Affiliates Company

Old Fort Village, LLC

Solis Mammography at StoneCrest Medical Center, LLC

Southpoint, LLC

Summit General Partner, Inc.

Summit Walk-In Clinic, LLC

Surgicare of Brentwood, LLC

TriStar Cardiovascular Surgery, LLC

TriStar Medical Group - Centennial Primary Care, LLC

HCA Health Services of Virginia, Inc.

Columbia Arlington Healthcare System, L.L.C.

Columbia/HCA John Randolph, Inc.

Preferred Hospitals, Inc.

Reston Hospital Center, LLC

Retreat Hospital, LLC

Spotsylvania Medical Center, Inc.

West Creek Ambulatory Surgery Center, LLC

HCA Inc.	HCA American Finance LLC HCA Property GP, LLC Healthtrust, Inc. – The Hospital Company HSS Holdco, LLC

HCA Management Services, L.P.	Clinical Documentation, LLC HCA Healthcare Marketing and Corporate Affairs, LLC Healthcare Support Services, LLC

HCA Pearland GP, Inc.	CHCA Pearland, L.P. Pearland Partner, LLC

HCA-HealthONE LLC

Altitude Mid Level Providers, LLC

Center for Advanced Diagnostics LLC

HCA-Solis Master, LLC

HealthONE at Breckenridge, LLC

HealthONE Aurora Investment, LLC

HealthONE Care Partners, LLC

HealthONE CareNow Urgent Care, LLC

HealthONE Clear Creek, LLC

HealthONE Clinic Services - Bariatric Medicine, LLC

HealthONE Clinic Services - Behavioral Health, LLC

HealthONE Clinic Services - Cardiovascular, LLC

HealthONE Clinic Services - Medical Specialties, LLC

HealthONE Clinic Services - Neurosciences, LLC

HealthONE Clinic Services - Obstetrics and Gynecology, LLC

HealthONE Clinic Services - Occupational Medicine, LLC

HealthONE Clinic Services - Oncology Hematology, LLC

HealthONE Clinic Services - Orthopedic Specialists, LLC

HealthONE Clinic Services - Otolaryngology Specialists, LLC

HealthONE Clinic Services - Pediatric Specialties, LLC

HealthONE Clinic Services - Primary Care, LLC

HealthONE Clinic Services - Spinal Cord Injury Institute, LLC

HealthONE Clinic Services - Surgery Neurological, LLC

HealthONE Clinic Services - Surgical Specialties, LLC

HealthONE Clinic Services - Youth Rehabilitation LLC

HealthONE Clinic Services LLC

HealthONE Heart Care LLC

HealthONE High Street Primary Care Center, LLC

HealthONE IRL Pathology Services, LLC

HealthONE Lincoln Investment, LLC

HealthONE Lowry, LLC

HealthONE Radiation Therapy at Red Rocks, LLC

HealthONE Radiation Therapy at Thornton, LLC

HealthONE Surgicare of Ridge View, LLC

HealthONE Urologic, LLC

HealthONE Westside Investment, LLC

Hospital Cooperative Laundry, Inc.

Hospital Based CRNA Services, Inc.

HSS Inc.

Lakewood Surgicare, Inc.

Medical Care America Colorado, LLC

Medical Imaging of Colorado LLC

P/SL Hyperbaric Partnership

Proaxis Therapy HealthONE LLC

Rocky Mountain Pediatric Hematology Oncology, LLC

Rose Health Partners, LLC

Rose Medical Plaza, Ltd.

Rose POB, Inc.

Sky Ridge Spine Manager, LLC

Solis Mammography at Rose Medical Center, LLC

Spalding Rehabilitation, L.L.C.

Surgicare of Denver Mid-Town, Inc.

Surgicare of Rose, LLC

Surgicare of Sky Ridge, LLC

Surgicare of Southeast Denver, Inc.

Surgicare of Swedish, LLC

Surgicare of Thornton, LLC

Swedish Medpro, Inc.

Swedish MOB Acquisition, Inc.

Swedish MOB II, Inc.

Swedish MOB III, Inc.

Swedish MOB IV, Inc.

HD&S Successor, LLC	Plantation General Hospital, L.P.

Health Midwest Ventures Group, Inc.

Clinishare, Inc.

Eye Care Surgicare, Ltd., a Missouri Limited Partnership

HCA Midwest Comprehensive Care, Inc.

Health Midwest Medical Group, Inc.

Health Midwest Office Facilities Corporation

HM OMCOS, LLC

Johnson County Surgicenter, L.L.C.

Surgicenter of Kansas City, L.L.C.

HealthTrust Workforce Solutions, LLC	Martin Fletcher Associates Holdings, Inc.

hInsight-Mobile Heartbeat Holdings, LLC	Mobile Heartbeat, LLC

Hospital Development Properties, Inc.	Lafayette Medical Office Building, Ltd. (A partnership in Commendam)

HPG Enterprises, LLC	HCA Management Services, L.P. Healthtrust Purchasing Group, L.P. Valify, Inc.

HSS Holdco, LLC	HSS Virginia, L.P. Nashville Shared Services General Partnership Terre Haute MOB, L.P.

HSS Systems, LLC	HSS Virginia, L.P. Nashville Shared Services General Partnership Parallon Health Information Solutions, LLC Parallon Payroll Solutions, LLC Parallon Physician Services, LLC Texas HSS, LLC

HSS Virginia, L.P.	Nashville Shared Services General Partnership

HTI Memorial Hospital Corporation	DAG Holdings, LLC HCA-Solis Holdings, Inc. Solis Mammography at Skyline Medical Center, LLC

HTI MOB, LLC	Healthtrust MOB Tennessee, LLC Medical Office Buildings of Kansas, LLC

Houston NW Manager, LLC	Houston Northwest Operating Company, L.L.C.

Integrated Regional Lab, LLC	Integrated Regional Laboratories, LLP

Integrated Regional Laboratories, LLP	Integrated Regional Laboratories Pathology Services, LLC

JFK Medical Center Limited Partnership	Palm Beach Hospitalists Program, LLC AR Holding 5, LLC

KPH-Consolidation, Inc.	HCA-Solis Holdings, Inc. Solis Mammography at Kingwood Medical Center, LLC

Las Encinas Hospital	L E Corporation

Las Vegas Surgicare, Inc.	Las Vegas Surgicare, Ltd., a Nevada Limited Partnership

Lewis-Gale Hospital, Incorporated	Columbia/Alleghany Regional Hospital Incorporated Lewis-Gale Medical Center, LLC Lewis-Gale Physicians, LLC Roanoke Imaging, LLC Roanoke Neurosurgery, LLC Salem Hospitalists, LLC

Lewis-Gale Medical Center, LLC	Daleville Imaging Manager, LLC Daleville Imaging, L.P.

Los Robles Regional Medical Center	Los Robles Regional Medical Center MOB, LLC Los Robles Surgicenter, LLC TODIC, L.P.

Management Services Holdings, Inc.	HPG Enterprises, LLC HPG Solutions, LLC

Marietta Surgical Center, Inc.	Marietta Outpatient Surgery, Ltd.

MCA Investment Company	Columbia ASC Management, L.P.

Medical Centers of Oklahoma, LLC	EPIC Properties, Inc. Medical Imaging, Inc. SWMC, Inc.

Memorial Healthcare Group, Inc.	Jacksonville Surgery Center, Ltd. MHS Partnership Holdings JSC, Inc. MHS Partnership Holdings SDS, Inc. MSL Acquisition, LLC

MH Hospital Holdings, Inc.	MH Asheville Specialty Hospital, LLC MH Hospital Manager, LLC MH Master Holdings, LLLP Mission Employer Solutions, LLC Mission Health Partners, Inc.

MH Hospital Manager, LLC	MH Master Holdings, LLLP

MH Master Holdings, LLLP

Assuring Affordable, Quality Healthcare in North Carolina, LLC

CarePartners HHA Holdings, LLLP

CarePartners Rehabilitation Hospital, LLLP

Imaging Realty LLC

MH Angel Medical Center, LLLP

MH Blue Ridge Medical Center, LLLP

MH Eckerd Living Center, LLLP

MH Highlands-Cashiers Medical Center, LLLP

MH Master, LLC

MH McDowell Imaging, LLLP

MH Mission Hospital McDowell, LLLP

MH Mission Hospital, LLLP

MH Mission Imaging, LLLP

MH Transylvania Imaging, LLLP

MH Transylvania Regional Hospital, LLLP

Provider-Led, Patient-Centered Care, LLC

Western North Carolina Healthcare Innovators, LLC

MH Master, LLC

CarePartners HHA Holdings, LLLP

CarePartners HHA, LLLP

CarePartners Rehabilitation Hospital, LLLP

MH Angel Medical Center, LLLP

MH Blue Ridge Medical Center, LLLP

MH Eckerd Living Center, LLLP

MH Highlands-Cashiers Medical Center, LLLP

MH McDowell Imaging, LLLP MH Mission Hospital McDowell, LLLP MH Mission Hospital, LLLP MH Mission Imaging, LLLP MH Transylvania Imaging, LLLP MH Transylvania Regional Hospital, LLLP

MH Mission Hospital, LLLP	WNC Stone Center, LLC

Midwest Division - OPRMC, LLC

Forward Pathology Solutions Wichita, LLC

Heartland Women’s Group at Wesley, LLC

Intensive Care Consortium-Midwest, LLC

Neurology Associates of Kansas, LLC

OPRMC-HBP, LLC

Wesley Physician Services, LLC

Wesley Physicians - Medical Specialties LLC

Wesley Urgent Care, LLC

Wichita CareNow Urgent Care, LLC

Midwest Division - RBH, LLC	Bone & Joint Specialists Physician Group, LLC

Midwest Division - RMC, LLC	RMC Transplant Physicians, LLC

Midwest Holdings, Inc.	Health Midwest Ventures Group, Inc. Medical Center Imaging, Inc. Midwest Division - ACH, LLC Midwest Division - LRHC, LLC Mill Creek Outpatient Services, LLC

Montgomery Regional Hospital, Inc.	Blacksburg Imaging, LLC Montgomery Cancer Center, LLC

Mountain View Hospital, Inc.	MVH Professional Services, LLC Timpanogos Regional Medical Services, Inc.

National Patient Account Services, Inc.	NPAS Solutions, LLC NPAS, Inc.

New Iberia Healthcare, LLC	HTI MOB, LLC

New Rose Holding Company, Inc.	HCA-HealthONE LLC

North Florida Regional Medical Center, Inc.	HCA Imaging Services of North Florida, Inc. Medical Partners of North Florida, LLC

North Houston - TRMC, LLC	HCA-Solis Holdings, Inc. Solis Mammography at Houston Tomball, LLC

North Texas - MCA, LLC	Solis Mammography at Medical Center Alliance, LLC

Northern Utah Healthcare Corporation	Alta Internal Medicine, LLC St. Mark’s Investments, Inc.

Notami Hospitals of Louisiana, Inc.	EPIC Properties, Inc. Lakeview Medical Center, LLC

Notami Hospitals, LLC	CFC Investments, Inc.

Columbia Good Samaritan Health System Limited Partnership

EPIC Properties, Inc.

Good Samaritan Hospital, LLC

Healdsburg General Hospital, Inc.

Mission Bay Memorial Hospital, Inc.

Samaritan, LLC

San Jose Medical Center, LLC

SJMC, LLC

South Valley Hospital, L.P.

West Lost Angeles Physicians’ Hospital, Inc.

Oklahoma Holding Company, LLC

Edmond General Surgery, LLC

Edmond Hospitalists, LLC

Healthcare Oklahoma, Inc.

Medi Flight of Oklahoma, LLC

Oklahoma Physicians - Medical Specialties LLC

Oklahoma Physicians - Obstetrics and Gynecology LLC

Oklahoma Physicians - Primary Care LLC

Oklahoma Physicians - Surgical Specialties LLC

Outpatient Services Holdings, Inc.

Eastern Idaho Brachytherapy Equipment Manager, LLC

HCA Outpatient Imaging Services Group, Inc.

HCA Research Institute, LLC

Healthcare Sales National Management Services Group, LLC

MidAmerica Oncology, LLC

Midtown Diagnostics, LLC

National Contact Center Management Group, LLC

National Transfer Center Management Services, LLC

North Hills Catheterization Lab, LLC

Ogden Tomotherapy Manager, LLC

Red Rock Holdco, LLC

Riverside CyberKnife Manager, LLC

Parallon Business Solutions, LLC	Central Shared Services, LLC HealthTrust Workforce Solutions, LLC HSS Systems, LLC National Patient Account Services, Inc. PTS Solutions, LLC U.S. Collections, Inc.

Parallon Holdings, LLC	Parallon Business Solutions, LLC Parallon Enterprises, LLC

Parallon Revenue Cycle Services, Inc.	MediCredit, Inc.

Pasadena Bayshore Hospital, Inc.	Bayshore Partner, LLC CHCA Bayshore, L.P.

Pearland Partner, LLC	CHCA Pearland, L.P.

Primary Health, Inc.	Primary Health Asset Holdings, Ltd.

Regional Health System of Acadiana, LLC, The	RMCA Professionals Mgmt, LLC Women’s & Children’s Pulmonology Clinic, LLC Women’s and Children’s Professional Management, LLC

Reston Hospital Center, LLC	Ashburn Imaging, LLC Generations Family Practice, Inc. MRI of Reston Limited Partnership Pavilion 2 Condominium Property, LLC Reston Hospitalists, LLC

Retreat Hospital, LLC	Surgicare of Hanover, Inc.

Rio Grande Regional Hospital, Inc.	Columbia Rio Grande Healthcare, L.P. Rio Grande Healthcare MSO, Inc. Rio Grande NP, Inc.

Riverside Healthcare System, L.P.	Surgicare of Riverside, LLC

Riverside Hospital, Inc.	Bay Area Healthcare Group, Ltd.

Samaritan, LLC	Good Samaritan Hospital, L.P.

San Jose Medical Center, LLC	San Jose Hospital, L.P.

San Jose, LLC	San Jose Healthcare System, LP San Jose Pathology Outreach, LLC

Sarasota Doctors Hospital, Inc.	Columbia Midtown Joint Venture

Savannah Health Services, LLC

4600 Waters Avenue Professional Building Condominium Association, Inc.

Georgia Eye Surgicenter, LLC

Provident Professional Building Condominium Association, Inc.

Savannah Center for Medical Education and Research, LLC

Wilmington Island Partners, LLC

SCRI Holdings, LLC	GenoSpace, LLC Sarah Cannon Development Innovations, LLC Sarah Cannon Research Institute, LLC SCRI Global Services Limited SCRI Scientifics, LLC Summit Research Solutions, LLC

SJMC, LLC	San Jose Hospital, L.P.

Spotsylvania Medical Center, Inc.	Spotsylvania Condominium Property, LLC

SSHR Holdco, LLC	COSCORP, LLC HCA Human Resources, LLC Parallon Holdings, LLC

Surgicare of Brandon, Inc.	Bay Area Surgicenter, LLC

Surgicare of Florida, Inc.	Belleair Surgery Center, Ltd.

Surgicare of Houston Women’s, Inc.	Outpatient Women’s and Children’s Surgery Center, Ltd.

Surgicare of Manatee, Inc.	Manatee Surgicare, Ltd.

Surgicare of Newport Richey, Inc.	New Port Richey Surgery Center, Ltd.

Surgicare of Palms West, LLC	Palms West Surgery Center, Ltd.

Tallahassee Medical Center, Inc.	Banner Day Development, LLC

Terre Haute Hospital GP, Inc.	Terre Haute Regional Hospital, L.P.

Terre Haute Hospital Holdings, Inc.	Terre Haute Regional Hospital, L.P.

Terre Haute Regional Hospital, L.P.	Hospitalists of the Wabash Valley, LLC Terre Haute MOB, L.P. Terre Haute Obstetrics and Gynecology, LLC

Timpanogos Regional Medical Services, Inc.	MountainStar Intensivist Services, LLC Timpanogos Pain Specialists, LLC

Trident Medical Center, LLC	Trident Behavioral Health Services, LLC Trident Neonatology Services, LLC

U.S. Collections, Inc.	Parallon Revenue Cycle Services, Inc.

Utah Medco, LLC

Brigham City Community Hospital, Inc.

Brigham City Health Plan, Inc.

Columbia Ogden Medical Center, Inc.

Healthtrust Utah Management Services, Inc.

Hospital Corporation of Utah

HTI Physician Services of Utah, Inc.

Layton Family Practice, LLC

Mountain View Hospital, Inc.

MP Management, LLC

ODP Manager, LLC

Ogden Regional Health Plan, Inc.

Park View Insurance Company

Utah Holdco, LLC

WCP Properties, LLC

West Jordan Hospital Corporation

VH Holdco, Inc.	VH Holdings, Inc.

VH Holdings, Inc.	Center for Advanced Imaging, LLC EMMC, LLC FHAL, LLC Galen GOK, LLC Galen KY, LLC Galen MCS, LLC Galen MRMC, LLC Galen NMC, LLC Galen NSH, LLC Galen SOM, LLC Galen SSH, LLC

HHNC, LLC

HPI Hospital Systems Management, Inc.

Notami, LLC

POH Holdings, LLC

Preferred Works WC, LLC

RCH, LLC

San Jose, LLC

Springview KY, LLC

Value Health Holdings, Inc.

Value Health Management, Inc.

WJHC, LLC

Virginia Psychiatric Company, Inc.	Columbia Arlington Healthcare System, L.L.C.

Vision Holdings, LLC	Vision Consulting Group LLC

Walterboro Community Hospital, Inc.	Colleton Medical Anesthesia, LLC Colleton Medical Hospitalists, LLC

Weatherford Health Services, LLC	HCA-Solis Holdings, Inc. Weatherford Mammography JV, LLC

Wesley Medical Center, LLC

Care for Women, LLC

Centerpoint Medical Specialists, LLC

College Park Ancillary, LLC

College Park Radiology, LLC

Emergency Physicians at Wesley Medical Center, LLC

Family Health Medical Group of Overland Park, LLC

Galichia Anesthesia Services, LLC

HCA Wesley Rehabilitation Hospital, Inc.

Health Partners of Kansas, Inc.

Hospitalists as Wesley Medical Center, LLC

IRL Pathology Services MidAmerica, LLC

Johnson County Neurology, LLC

Kansas CareNow Urgent Care, LLC

Kansas City Cardiac Arrhythmia Research LLC

Kansas City Gastroenterology & Hepatology Physicians Group, LLC

Kansas City Vascular & General Surgery Group, LLC

Kansas City Women’s Clinic Group, LLC

Kansas Pulmonary and Sleep Specialists, LLC

Kansas Trauma and Critical Care Specialists, LLC

Menorah Medical Group, LLC

Menorah Urgent Care, LLC

Midwest Cardiovascular and Thoracic Surgeons of Kansas, LLC

Midwest Division Spine Care, LLC

Midwest Heart & Vascular Specialists, LLC

Midwest Oncology Associates, LLC

Overland Park Cardiovascular, Inc.

Overland Park Medical Specialists, LLC

Overland Park Orthopedics, LLC

Overland Park Surgical Specialties, LLC

Pediatric Specialty Clinic LLC

Quivira Internal Medicine, Inc.

Research Neurology Associates, LLC

Research Neuroscience Institute, LLC

Statland Medical Group, LLC

The Medical Group of Kansas City, LLC

Town Plaza Family Practice, LLC

Wesley Physicians - Anesthesiologist, LLC

Wesley Physicians - Cardiovascular, LLC

Wesley Physicians - Obstetrics and Gynecology LLC

Wesley Physicians - Primary Care LLC

Wesley Select Network, LLC

West Florida - PPH, LLC	SSJ St. Petersburg Holdings, Inc.

West Valley Medical Center, Inc.	Saint Alphonsus Caldwell Cancer Treatment Center, L.L.C.

Western Plains Capital, Inc.	C/HCA Capital, Inc.

WHMC, Inc.	CHCA West Houston, L.P. West Houston, LLC

Woman’s Hospital of Texas, Incorporated	CHCA Woman’s Hospital, L.P Houston Woman’s Hospital Partner, LLC Woman’s Hospital Merger, LLC

The subsidiary guarantees discussed above are also secured by first-priority liens on substantially all indebtedness owing to HCA Inc. or to the subsidiary guarantors, including any and all intercompany indebtedness owed by HCA Healthcare, Inc. or any subsidiary thereof to HCA Inc., or any subsidiary guarantor.

Pursuant to the typical and customary cash management system established by HCA Healthcare, Inc., the affiliates of HCA Healthcare, Inc. listed below have entered into revolving promissory notes with Western Plains Capital, Inc., a subsidiary guarantor. The notes are pledged as collateral for the secured notes to the extent described above. Due to the revolving nature of the intercompany debt, the balance due from one party to another fluctuates based on cash activity from daily operations.

* Subsidiary guarantor.

AC Med, LLC

Acadiana Care Center, Inc.

Acadiana Practice Management, Inc.

Acadiana Regional Pharmacy, Inc.

ACH, Inc.

Advanced Bundle Convener, LLC

All About Staffing, LLC

Alleghany Primary Care, Inc.

Alliance Surgicare, LLC

Alternaco, LLC

Ambulatory Services Management Corporation of Chesterfield County, Inc.

*American Medicorp Development Co.

AOGN, LLC

AOSC Sports Medicine, Inc.

AR Holding 1, LLC

AR Holding 4, LLC

AR Holding 5, LLC

AR Holding 6, LLC

AR Holding 7, LLC

AR Holding 8, LLC

AR Holding 9, LLC

AR Holding 10, LLC

AR Holding 11, LLC

AR Holding 12, LLC

AR Holding 13, LLC

AR Holding 14, LLC

AR Holding 15, LLC

AR Holding 16, LLC

AR Holding 17, LLC

AR Holding 18, LLC

AR Holding 19, LLC

AR Holding 20, LLC

AR Holding 21, LLC

AR Holding 22, LLC

AR Holding 23, LLC

AR Holding 24, LLC

AR Holding 25, LLC

AR Holding 26, LLC

AR Holding 27, LLC

AR Holding 28, LLC

AR Holding 29, LLC

AR Holding 30, LLC

AR Holding 31, LLC

Arlington Diagnostic South, Inc.

Arlington Surgery Center, L.P.

Arlington Surgicare, LLC

ASD Shared Services, LLC

Ashburn ASC, LLC

Ashburn Imaging, LLC

Athens Community Hospital, Inc.

Atlanta Healthcare Management, L.P.

Atlanta Market GP, Inc.

Atlanta Outpatient Surgery Center, Inc.

Atlantis Surgicare, LLC

Atrium Surgery Center, L.P.

Atrium Surgicare, LLC

Augusta Management Services, LLC

Austin Medical Center, Inc.

Aventura Cancer Center Manager, LLC

Aventura Comprehensive Cancer Research Group of Florida, Inc.

Bailey Square Outpatient Surgical Center, Inc.

Basic American Medical, Inc.

Bay Area Healthcare Group, Ltd.

Bay Area Surgicare Center, Inc.

*Bay Hospital, Inc.

Bayshore Partner, LLC

Bedford-Northeast Community Hospital, Inc.

Bellaire Imaging, Inc.

Big Cypress Medical Center, Inc.

Bonita Bay Surgery Center, Inc.

Boynton Beach EFL Imaging Center, LLC

Bradenton Outpatient Services, LLC

Brandon Imaging Manager, LLC

Brandon Regional Cancer Center, LLC

*Brigham City Community Hospital, Inc.

Brigham City Health Plan, Inc.

*Brookwood Medical Center of Gulfport, Inc.

Broward Healthcare System, Inc.

Brownsville-Valley Regional Medical Center, Inc.

C/HCA Capital, Inc.

C/HCA Development, Inc.

C/HCA, Inc.

Calloway Creek Surgicare, LLC

Cancer Centers of North Florida, LLC

Cancer Services of Aventura, LLC

*Capital Division, Inc.

Capital Network Services, Inc.

CareOne Home Health Services, Inc.

CareOne Home Health Services, Inc.

*CarePartners HHA Holdings, LLLP

*CarePartners HHA, LLLP

*CarePartners Rehabilitation Hospital, LLLP

Carolina Regional Surgery Center, Inc.

CCH-GP, Inc.

Centennial CyberKnife Manager, LLC

Center for Advanced Imaging, LLC

*Centerpoint Medical Center of Independence, LLC

Central Florida Cardiology Interpretations, LLC

Central Florida Imaging Services, LLC

*Central Florida Regional Hospital, Inc.

Central Health Holding Company, Inc.

*Central Shared Services, LLC

*Central Tennessee Hospital Corporation

CFC Investments, Inc.

CH Systems

Chatsworth Hospital Corp.

Chattanooga Healthcare Network Partner, Inc.

CHC Finance Co.

CHC Holdings, Inc.

CHC Payroll Agent, Inc.

CHC Payroll Company

CHC Realty Company

CHC Venture Co.

*CHCA Bayshore, L.P.

CHCA Clear Lake, L.P.

*CHCA Conroe, L.P.

*CHCA Mainland, L.P.

*CHCA Pearland, L.P.

*CHCA West Houston, L.P.

*CHCA Woman’s Hospital, L.P.

CHC-El Paso Corp.

CHCK, Inc.

CHC-Miami Corp.

Chicago Grant Hospital, Inc.

Chino Community Hospital Corporation, Inc.

*Chippenham & Johnston-Willis Hospitals, Inc.

Chippenham Ambulatory Surgery Center, LLC

Chugach PT, Inc.

*Citrus Memorial Hospital, Inc.

*Citrus Memorial Property Management, Inc.

CLASC Manager, LLC

Clear Lake Cardiac Catheterization Center, L.P.

Clear Lake Cardiac GP, LLC

Clear Lake Merger, LLC

Clear Lake Regional Medical Center, Inc.

Clear Lake Regional Partner, LLC

*Clinical Education Shared Services, LLC

ClinicServ, LLC

Clinishare, Inc.

Coastal Bend Hospital, Inc.

Coastal Carolina Home Care, Inc.

Coastal Healthcare Services, Inc.

Coastal Imaging Center of Gulfport, Inc.

Coliseum Health Group, Inc.

Coliseum Park Hospital, Inc.

College Park Endoscopy Center, LLC

Colleton Ambulatory Care, LLC

Colleton Diagnostic Center, LLC

Collier County Home Health Agency, Inc.

*Colorado Health Systems, Inc.

Columbia Ambulatory Surgery Division, Inc.

*Columbia ASC Management, L.P.

Columbia Bay Area Realty, Ltd.

Columbia Behavioral Healthcare of South Florida, Inc.

Columbia Behavioral Healthcare, Inc.

Columbia Call Center, Inc.

Columbia Central Florida Division, Inc.

Columbia Central Group, Inc.

Columbia Champions Treatment Center, Inc.

Columbia Chicago Division, Inc.

Columbia Coliseum Same Day Surgery Center, Inc.

Columbia Development of Florida, Inc.

Columbia Doctors Hospital of Tulsa, Inc.

*Columbia Florida Group, Inc.

Columbia GP of Mesquite, Inc.

Columbia Greater Houston Division Healthcare Network, Inc.

Columbia Health System of Arkansas, Inc.

*Columbia Healthcare System of Louisiana, Inc.

Columbia Hospital at Medical City Dallas Subsidiary, L.P.

Columbia Hospital Corporation at the Medical Center

Columbia Hospital Corporation of Arlington

Columbia Hospital Corporation of Bay Area

Columbia Hospital Corporation of Central Miami

Columbia Hospital Corporation of Corpus Christi

Columbia Hospital Corporation of Fort Worth

Columbia Hospital Corporation of Houston

Columbia Hospital Corporation of Kendall

Columbia Hospital Corporation of Massachusetts, Inc.

Columbia Hospital Corporation of Miami

Columbia Hospital Corporation of Miami Beach

Columbia Hospital Corporation of North Miami Beach

Columbia Hospital Corporation of South Broward

Columbia Hospital Corporation of South Dade

Columbia Hospital Corporation of South Florida

Columbia Hospital Corporation of South Miami

Columbia Hospital Corporation of Tamarac

Columbia Hospital Corporation of West Houston

Columbia Hospital Corporation-Delaware

Columbia Hospital Corporation-SMM

Columbia Hospital-El Paso, Ltd.

Columbia Integrated Health Systems, Inc.

*Columbia LaGrange Hospital, LLC

Columbia Lake Worth Surgical Center Limited Partnership

Columbia Medical Arts Hospital Subsidiary, L.P.

Columbia Medical Center at Lancaster Subsidiary, L.P.

Columbia Medical Center Dallas Southwest Subsidiary, L.P.

*Columbia Medical Center of Arlington Subsidiary, L.P.

*Columbia Medical Center of Denton Subsidiary, L.P.

*Columbia Medical Center of Las Colinas, Inc.

*Columbia Medical Center of Lewisville Subsidiary, L.P.

*Columbia Medical Center of McKinney Subsidiary, L.P.

*Columbia Medical Center of Plano Subsidiary, L.P.

*Columbia North Hills Hospital Subsidiary, L.P.

Columbia North Texas Healthcare System, L.P.

Columbia North Texas Subsidiary GP, LLC

Columbia North Texas Surgery Center Subsidiary, L.P.

Columbia Northwest Medical Center, Inc.

*Columbia Ogden Medical Center, Inc.

Columbia Oklahoma Division, Inc.

Columbia Palm Beach GP, LLC

Columbia Park Healthcare System, Inc.

Columbia Park Medical Center, Inc.

*Columbia Parkersburg Healthcare System, LLC

*Columbia Plaza Medical Center of Fort Worth Subsidiary, L.P.

Columbia Psychiatric Management Co.

Columbia Resource Network, Inc.

*Columbia Rio Grande Healthcare, L.P.

*Columbia Riverside, Inc.

Columbia South Texas Division, Inc.

Columbia Specialty Hospital of Dallas Subsidiary, L.P.

Columbia Specialty Hospitals, Inc.

Columbia Surgery Group, Inc.

Columbia Tampa Bay Division, Inc.

*Columbia Valley Healthcare System, L.P.

Columbia West Bank Hospital, Inc.

*Columbia/Alleghany Regional Hospital Incorporated

Columbia/HCA Healthcare Corporation of Central Texas

Columbia/HCA Healthcare Corporation of Northern Ohio

Columbia/HCA Healthcare Corporation of South Carolina

Columbia/HCA Heartcare of Corpus Christi, Inc.

Columbia/HCA International Group, Inc.

*Columbia/HCA John Randolph, Inc.

Columbia/HCA of Baton Rouge, Inc.

Columbia/HCA of Houston, Inc.

Columbia/HCA of New Orleans, Inc.

Columbia/HCA of North Texas, Inc.

Columbia/HCA San Clemente, Inc.

Columbia-Georgia PT, Inc.

Columbia-Osceola Imaging Center, Inc.

Columbia-Quantum, Inc.

Columbia-SDH Holdings, Inc.

*Columbine Psychiatric Center, Inc.

Columbus Cath Lab, Inc.

Columbus Cath Lab, LLC

Columbus Doctors Hospital, Inc.

Concept EFL Imaging Center, LLC

Concept West EFL Imaging Center, LLC

*Conroe Hospital Corporation

Conroe Partner, LLC

Continental Division I, Inc.

CoralStone Management, Inc.

Corpus Christi Surgery Center, L.P.

Corpus Surgicare, Inc.

COSCORP, LLC

CPS TN Processor 1, Inc.

Crewe Outpatient Imaging, LLC

CRMC-M, LLC

Cumberland Medical Center, Inc.

CVMC Property, LLC

Daleville Imaging Manager, LLC

Daleville Imaging, L.P.

Davie Medical Center, LLC

Daytona Medical Center, Inc.

Deep Purple Investments, LLC

Delray EFL Imaging Center, LLC

Denver Surgicenter, LLC

Derry ASC, Inc.

Diagnostic Breast Center, Inc.

Diagnostic Mammography Services, G.P.

Doctors Hospital (Conroe), Inc.

Doctors Hospital Columbus GA-Joint Venture

Doctors Hospital of Augusta, LLC

Doctors Osteopathic Medical Center, Inc.

Doctors Same Day Surgery Center, Inc.

Doctors-I, Inc.

Doctors-II, Inc.

Doctors-III, Inc.

Doctors-IV, Inc.

Doctors-V, Inc.

Doctors-VIII, Inc.

DOMC Property, LLC

*Dublin Community Hospital, LLC

Dura Medical, Inc.

E.P. Physical Therapy Centers, Inc.

East Florida Division, Inc.

East Florida Imaging Holdings, LLC

East Pointe Hospital, Inc.

Eastern Idaho Brachytherapy Equipment Manager, LLC

Eastern Idaho Care Partners ACO, LLC

*Eastern Idaho Health Services, Inc.

Edmond Physician Hospital Organization, Inc.

*Edward White Hospital, Inc.

EHCA, LLC

El Paso Healthcare System, Ltd.

El Paso Nurses Unlimited, Inc.

*El Paso Surgicenter, Inc.

Emergency Providers Group LLC

EMMC, LLC

*Encino Hospital Corporation, Inc.

Endoscopy Surgicare of Plano, LLC

Englewood Community Hospital, Inc.

*EP Health, LLC

EP Holdco, LLC

EPIC Development, Inc.

EPIC Diagnostic Centers, Inc.

EPIC Healthcare Management Company

EPIC Properties, Inc.

EPIC Surgery Centers, Inc.

*Fairview Park GP, LLC

*Fairview Park, Limited Partnership

Fairview Partner, LLC

Far West Division, Inc.

Fawcett Memorial Hospital, Inc.

FHAL, LLC

Florida Home Health Services-Private Care, Inc.

Flower Mound Surgery Center, Ltd.

*FMH Health Services, LLC

Forest Park Surgery Pavilion, Inc.

Fort Bend Hospital, Inc.

Fort Myers Market, Inc.

Fort Walton Beach Medical Center, Inc.

Fort Worth Investments, Inc.

*Frankfort Hospital, Inc.

Frankfort Wound Care, LLC

Frisco Surgicare, LLC

Frisco Warren Parkway 91, Inc.

Ft. Pierce Surgicare, LLC

Galen (Kansas) Merger, LLC

Galen BH, Inc.

Galen Center for Professional Development, Inc.

Galen Diagnostic Multicenter, Ltd.

Galen Global Finance, Inc.

Galen GOK, LLC

Galen Health Institutes, Inc.

Galen Holdco, LLC

Galen Hospital Alaska, Inc.

Galen Hospital of Baytown, Inc.

Galen Hospital-Pembroke Pines, Inc.

Galen International Holdings, Inc.

Galen KY, LLC

Galen MCS, LLC

Galen Medical Corporation

Galen MRMC, LLC

Galen NMC, LLC

Galen NSH, LLC

Galen of Aurora, Inc.

Galen of Florida, Inc.

Galen of Illinois, Inc.

Galen of Kentucky, Inc.

Galen of Mississippi, Inc.

Galen of Virginia, Inc.

Galen of West Virginia, Inc.

*Galen Property, LLC

Galen SOM, LLC

Galen SSH, LLC

Galen Virginia Hospital Corporation

Galencare, Inc.

Galendeco, Inc.

Galen-Soch, Inc.

GalTex, LLC

Gardens EFL Imaging Center, LLC

General Hospitals of Galen, Inc.

*GenoSpace, LLC

Georgia Health Holdings, Inc.

Georgia Psychiatric Company, Inc.

Georgia, L.P.

GHC-Galen Health Care, LLC

*Good Samaritan Hospital, L.P.

Good Samaritan Hospital, LLC

Good Samaritan Surgery Center, L.P.

*GPCH-GP, Inc.

*Grand Strand Regional Medical Center, LLC

Greater Houston Preferred Provider Option, Inc.

*Green Oaks Hospital Subsidiary, L.P.

*Greenview Hospital, Inc.

Gulf Coast Division, Inc.

Gulf Coast Medical Ventures, Inc.

Gulf Coast Physician Administrators, Inc.

Gwinnett Community Hospital, Inc.

Hamilton Memorial Hospital, Inc.

HCA - Information Technology & Services, Inc.

*HCA - IT&S Field Operations, Inc.

*HCA - IT&S Inventory Management, Inc.

HCA - IT&S PBS Field Operations, Inc.

HCA - IT&S TN Field Operations, Inc.

HCA - Raleigh Community Hospital, Inc.

*HCA American Finance LLC

HCA ASD Financial Operations, LLC

HCA ASD Sales Services, LLC

*HCA Central Group, Inc.

HCA Chattanooga Market, Inc.

HCA Development Company, Inc.

*HCA Eastern Group, Inc.

HCA Endocrine Investor, LLC

HCA Health Services of California, Inc.

*HCA Health Services of Florida, Inc.

HCA Health Services of Georgia, Inc.

*HCA Health Services of Louisiana, Inc.

HCA Health Services of Miami, Inc.

HCA Health Services of Midwest, Inc.

HCA Health Services of New Hampshire, Inc.

*HCA Health Services of Tennessee, Inc.

HCA Health Services of Texas, Inc.

*HCA Health Services of Virginia, Inc.

HCA Health Services of West Virginia, Inc.

HCA Healthcare Mission Fund, LLC

HCA Healthcare, Inc.

HCA Holdco, LLC

HCA Human Resources, LLC

HCA Imaging Services of North Florida, Inc.

HCA Inc.

HCA Long Term Health Services of Miami, Inc.

*HCA Management Services, L.P.

HCA Midwest Comprehensive Care, Inc.

HCA North Texas GME PLLC

HCA Outpatient Imaging Services Group, Inc.

*HCA Pearland GP, Inc.

HCA Physician Services, Inc.

HCA Plano Imaging, Inc.

HCA Property GP, LLC

HCA Psychiatric Company

*HCA Realty, Inc.

HCA Squared, LLC

HCA Switzerland Holding GmbH

HCA Western Group, Inc.

*HCA-HealthONE LLC

HCA-Solis Holdings, Inc.

HCA-Solis Master, LLC

HCOL, Inc.

*HD&S Successor, LLC

Healdsburg General Hospital, Inc.

Health Care Indemnity, Inc.

Health Insight Capital, LLC

*Health Midwest Office Facilities Corporation

*Health Midwest Ventures Group, Inc.

Health Service Partners, Inc.

Health Services (Delaware), Inc.

Health Services Merger, Inc.

Health to You, LLC

Healthcare Sales National Management Services Group, LLC

Healthcare Technology Assessment Corporation

Healthco, LLC

Healthnet of Kentucky, LLC

HealthONE Aurora Investment, LLC

HealthONE Clear Creek, LLC

HealthONE High Street Primary Care Center, LLC

HealthOne Lincoln Investment, LLC

HealthONE Lowry, LLC

HealthONE of Denver, Inc.

HealthONE Radiation Therapy at Red Rocks, LLC

HealthONE Radiation Therapy at Thornton, LLC

HealthONE Surgicare of Ridge View, LLC

HealthONE Urologic, LLC

HealthOne Westside Investment, LLC

Healthserv Acquisition, LLC

HealthTrust Locums, Inc.

Healthtrust MOB Tennessee, LLC

Healthtrust Utah Management Services, Inc.

*HealthTrust Workforce Solutions, LLC

Healthtrust, Inc. - The Hospital Company

Healthtrust, Inc. - The Hospital Company

Healthy State, Inc.

Heart of America Surgicenter, LLC

Hearthstone Home Health, Inc.

Heathrow Imaging, LLC

*Hendersonville Hospital Corporation

Henrico Doctors Hospital - Forest Campus Property, LLC

Heritage Hospital, Inc.

HHNC, LLC

hInsight-BMA Holdings, LLC

hInsight-Customer Care Holdings, LLC

hInsight-Digital Reasoning Holdings, LLC

hInsight-Healthbox Holdings, LLC

hInsight-I2 Holdings, LLC

hInsight-InVivoLink Holdings, LLC

hInsight-Loyale Healthcare Holdings, LLC

hInsight-LS Holdings, LLC

*hInsight-Mobile Heartbeat Holdings, LLC

hInsight-NX, LLC

hInsight-OTM Holdings, LLC

hInsight-Procured Holdings, LLC

hInsight-PWS I Holdings, LLC

hInsight-VAI Holdings, LLC

HM Acquisition, LLC

Homecare North, Inc.

Hometrust Management Services, Inc.

Hospital Corp., LLC

Hospital Corporation of America

Hospital Corporation of Lake Worth

*Hospital Corporation of Tennessee

*Hospital Corporation of Utah

*Hospital Development Properties, Inc.

Hospital Partners Merger, LLC

Hospital Realty Corporation

*Houston - PPH, LLC

Houston Healthcare Holdings, Inc.

Houston Northwest Surgical Partners, Inc.

*Houston NW Manager, LLC

Houston Woman’s Hospital Partner, LLC

*HPG Enterprises, LLC

HPG Solutions, LLC

*HSS Holdco, LLC

*HSS Systems, LLC

*HSS Virginia, L.P.

HTI Gulf Coast, Inc.

HTI Health Services of North Carolina, Inc.

HTI Hospital Holdings, Inc.

*HTI Memorial Hospital Corporation

*HTI MOB, LLC

Illinois Psychiatric Hospital Company, Inc.

Imaging Services of Appomattox, LLC

Imaging Services of Jacksonville, LLC

Imaging Services of Louisiana Manager, LLC

Imaging Services of Louisiana, LLC

Imaging Services of Orlando, LLC

Imaging Services of West Boynton, LLC

IMX Holdings, LLC

Independence Surgicare, Inc.

Indian Path Hospital, Inc.

Indianapolis Hospital Partner, LLC

*Integrated Regional Lab, LLC

*Integrated Regional Laboratories, LLP

InVivoLink, Inc.

Isleworth Partners, Inc.

JDGC Management, LLC

*JFK Medical Center Limited Partnership

Johnson County Surgicenter, L.L.C.

Jupiter EFL Imaging Center, LLC

KC Surgicare, LLC

Kendall Healthcare Group, Ltd.

Kendall Regional Medical Center, LLC

Kingwood Surgery Center, LLC

*KPH-Consolidation, Inc.

L E Corporation

LAD Imaging, LLC

*Lakeview Medical Center, LLC

Lakewood Surgicare, Inc.

Laredo Medco, LLC

*Largo Medical Center, Inc.

*Las Encinas Hospital

Las Vegas ASC, LLC

*Las Vegas Surgicare, Inc.

*Lawnwood Medical Center, Inc.

Lebanon Surgicenter, LLC

*Lewis-Gale Hospital, Incorporated

*Lewis-Gale Medical Center, LLC

*Lone Peak Hospital, Inc.

*Los Robles Regional Medical Center

Loudoun Surgery Center, LLC

Louisiana Psychiatric Company, Inc.

Low Country Health Services, Inc. of the Southeast

*Management Services Holdings, Inc.

Marietta Outpatient Medical Building, Inc.

*Marietta Surgical Center, Inc.

*Marion Community Hospital, Inc.

Martin, Fletcher & Associates, L.P.

Maury County Behavioral Health, LLC

Mayhill Cancer Center, LLC

*MCA Investment Company

Meadows DME, LLC

Med Corp., Inc.

Med-Center Hosp./Houston, Inc.

Medi Flight of Oklahoma, LLC

Medical Arts Hospital of Texarkana, Inc.

Medical Care America, LLC

Medical Care Financial Services Corp.

Medical Care Real Estate Finance, Inc.

Medical Care Surgery Center, Inc.

Medical Center - West, Inc.

Medical Center Imaging, Inc.

Medical Center of Baton Rouge, Inc.

Medical Center of Plano Partner, LLC

Medical Center of Port St. Lucie, Inc.

Medical Center of Santa Rosa, Inc.

*Medical Centers of Oklahoma, LLC

Medical City Dallas Hospital, Inc.

Medical City Dallas Partner, LLC

Medical Corporation of America

Medical Imaging, Inc.

*Medical Office Buildings of Kansas, LLC

Medical Specialties, Inc.

*MediCredit, Inc.

MediPurchase, Inc.

MediStone Healthcare Ventures, Inc.

MediVision of Mecklenburg County, Inc.

MediVision of Tampa, Inc.

MediVision, Inc.

Med-Point of New Hampshire, Inc.

*Memorial Healthcare Group, Inc.

Metroplex Surgicenters, Inc.

MGH Medical, Inc.

*MH Angel Medical Center, LLLP

MH Asheville Specialty Hospital, LLC

*MH Blue Ridge Medical Center, LLLP

MH Eckerd Living Center, LLLP

*MH Highlands-Cashiers Medical Center, LLLP

*MH Hospital Holdings, Inc.

*MH Hospital Manager, LLC

*MH Master Holdings, LLLP

*MH Master, LLC

MH McDowell Imaging, LLLP

*MH Mission Hospital McDowell, LLLP

*MH Mission Hospital, LLLP

*MH Mission Imaging, LLLP

MH Transylvania Imaging, LLLP

*MH Transylvania Regional Hospital, LLLP

MHS Partnership Holdings JSC, Inc.

MHS Partnership Holdings SDS, Inc.

Miami Beach EFL Imaging Center, LLC

Miami Beach Healthcare Group, Ltd.

MidAmerica Division, Inc.

MidAmerica Oncology, LLC

Mid-America Surgery Center, LLC

Mid-Cities Surgi-Center, Inc.

Mid-Continent Health Services, Inc.

Midtown Diagnostics, LLC

*Midwest Division - ACH, LLC

Midwest Division - LRHC, LLC

*Midwest Division - LSH, LLC

*Midwest Division - MCI, LLC

*Midwest Division - MMC, LLC

*Midwest Division - OPRMC, LLC

*Midwest Division - RBH, LLC

*Midwest Division - RMC, LLC

*Midwest Holdings, Inc.

Millenium Health Care of Oklahoma, Inc.

Mission Bay Memorial Hospital, Inc.

Missouri Healthcare System, L.P.

MMC Sleep Lab Management, LLC

Mobile Corps., Inc.

*Mobile Heartbeat, LLC

Montgomery Cancer Center, LLC

*Montgomery Regional Hospital, Inc.

MOSC Sports Medicine, Inc.

*Mountain Division - CVH, LLC

Mountain Division, Inc.

*Mountain View Hospital, Inc.

Mountain West Surgery Center, LLC

MOVCO, Inc.

MP Management, LLC

MRT&C, Inc.

Nashville Psychiatric Company, Inc.

*Nashville Shared Services General Partnership

Nashville Surgicenter, LLC

Natchez Surgery Center, LLC

National Contact Center Management Group, LLC

*National Patient Account Services, Inc.

Navarro Memorial Hospital, Inc.

Network Management Services, Inc.

Network MS of Florida, Inc.

Nevada Surgery Center of Southern Hills, L.P.

Nevada Surgicare of Southern Hills, LLC

*New Iberia Healthcare, LLC

New Iberia Holdings, Inc.

*New Port Richey Hospital, Inc.

*New Rose Holding Company, Inc.

Norman Clayman Endocrine Institute, LLC

North Augusta Imaging Management, LLC

North Augusta Imaging Services, LLC

North Augusta Rehab Health Center, LLC

North Brandon Imaging, LLC

North Central Florida Health System, Inc.

North Charleston Diagnostic Imaging Center, LLC

North Florida Cancer Center Lake City, LLC

North Florida Cancer Center Live Oak, LLC

North Florida Cancer Center Tallahassee, LLC

North Florida Division I, Inc.

North Florida GI Center GP, Inc.

North Florida Physician Services, Inc.

North Florida Regional Investments, Inc.

*North Florida Regional Medical Center, Inc.

North Hills Cardiac Catheterization Center, L.P.

North Hills Catheterization Lab, LLC

*North Houston - TRMC, LLC

North Miami Beach Surgical Center, LLC

North Tampa Imaging, LLC

*North Texas - MCA, LLC

North Texas Division, Inc.

North Texas General, L.P.

North Texas Medical Center, Inc.

North Transfer Center, LLC

Northeast Florida Cancer Services, LLC

*Northern Utah Healthcare Corporation

Northern Utah Imaging, LLC

*Northern Virginia Community Hospital, LLC

Northern Virginia Hospital Corporation

Northlake Surgicare, Inc.

Northwest Florida Healthcare Systems, Inc.

Northwest Medical Center, Inc.

Notami (Opelousas), Inc.

Notami Hospitals of Florida, Inc.

*Notami Hospitals of Louisiana, Inc.

Notami Hospitals of Missouri, Inc.

*Notami Hospitals, LLC

Notami, LLC

Notco, LLC

NPAS Solutions, LLC

NPAS, Inc.

NTGP, LLC

NTMC Management Company

NTMC Venture, Inc.

Nuclear Diagnosis, Inc.

Ocala Health Imaging Services, LLC

Ocala Regional Outpatient Services, Inc.

Ocala Stereotactic Radiosurgery Partner, LLC

Ocala Stereotactic Radiosurgery, LLC

Occupational and Family Medicine of South Texas

ODP Holdings, LLC

ODP Manager, LLC

ODP Properties, LLC

Ogden Imaging, LLC

Ogden Tomotherapy Manager, LLC

*Okaloosa Hospital, Inc.

*Okeechobee Hospital, Inc.

Oklahoma Surgicare, Inc.

Oncology Services of Corpus Christi Manager, LLC

Oncology Services of Corpus Christi, LLC

OneSourceMed, Inc.

Orange Park Medical Center, Inc.

Orlando Outpatient Surgical Center, Inc.

Orthopaedic Sports Specialty Associates, Inc.

Osceola Regional Hospital, Inc.

*Outpatient Cardiovascular Center of Central Florida, LLC

Outpatient Services - LAD, LLC

*Outpatient Services Holdings, Inc.

*Oviedo Medical Center, LLC

Ozarks Medical Services, Inc.

Pacific Partners Management Services, Inc.

Palm Beach EFL Imaging Center, LLC

Palm Beach Healthcare System, Inc.

*Palms West Hospital Limited Partnership

Paragon of Texas Health Properties, Inc.

Paragon Physicians Hospital Organization of South Texas, Inc.

Paragon SDS, Inc.

Paragon Surgery Centers of Texas, Inc.

Paragon WSC, Inc.

*Parallon Business Solutions, LLC

*Parallon Enterprises, LLC

*Parallon Health Information Solutions, LLC

*Parallon Holdings, LLC

*Parallon Payroll Solutions, LLC

*Parallon Physician Services, LLC

*Parallon Revenue Cycle Services, Inc.

Park View Insurance Company

Parkersburg SJ Holdings, Inc.

Parkridge Medical Center, Inc.

Parkside Surgery Center, Inc.

Parkway Cardiac Center, Ltd.

Parkway Hospital, Inc.

Parkway Surgery Services, Ltd.

Parthenon Insurance Company, Limited

*Pasadena Bayshore Hospital, Inc.

*Pearland Partner, LLC

Pediatric Surgicare, Inc.

Pinellas Medical, LLC

Pioneer Medical, LLC

Plains Healthcare System, Inc.

Plano Heart Institute, L.P.

Plano Heart Management, LLC

Plano Surgery Center - GP, LLC

*Plantation General Hospital, L.P.

PMM, Inc.

POH Holdings, LLC

*Poinciana Medical Center, Inc.

Preferred Works WC, LLC

Primary Health Asset Holdings, Ltd.

*Primary Health, Inc.

*PTS Solutions, LLC

*Pulaski Community Hospital, Inc.

*Putnam Community Medical Center of North Florida, LLC

Putnam Hospital, Inc.

Putnam Radiation Oncology Manager, LLC

Radiation Oncology Center of Thornton, LLC

Radiation Oncology Manager, LLC

RCH, LLC

Red Rock at Smoke Ranch, LLC

Red Rock Holdco, LLC

*Reston Hospital Center, LLC

*Retreat Hospital, LLC

Richmond Imaging Employer Corp.

Rio Grande Healthcare MSO, Inc.

*Rio Grande Regional Hospital, Inc.

Riverside CyberKnife Manager, LLC

*Riverside Healthcare System, L.P.

Riverside Holdings, Inc.

*Riverside Hospital, Inc.

Riverside Imaging, LLC

Roanoke Imaging, LLC

Rosewood Medical Center, Inc.

Round Rock Hospital, Inc.

Royal Oaks Surgery Center, L.P.

S.A. Medical Center, Inc.

Salt Lake City Surgicare, Inc.

*Samaritan, LLC

San Antonio Division, Inc.

San Antonio Regional Hospital, Inc.

San Bernardino Imaging, LLC

San Joaquin Surgical Center, Inc.

*San Jose Healthcare System, LP

*San Jose Hospital, L.P.

*San Jose Medical Center, LLC

San Jose Pathology Outreach, LLC

*San Jose, LLC

Sarah Cannon Development Innovations, LLC

*Sarah Cannon Research Institute, LLC

*Sarasota Doctors Hospital, Inc.

*Savannah Health Services, LLC

*SCRI Holdings, LLC

SCRI Scientifics, LLC

*Sebring Health Services, LLC

Selma Medical Center Hospital, Inc.

Silicon Valley Health Holdings, LLC

*SJMC, LLC

Sky Ridge Spine Manager, LLC

South Atlantic Division, Inc.

South Florida Division Practice, Inc.

South Texas Surgicare, Inc.

South Transfer Center, LLC

South Valley Hospital, L.P.

*Southeast Georgia Health Services, LLC

*Southern Hills Medical Center, LLC

*Southpoint, LLC

Southwest Florida Health System, Inc.

Southwest Florida Regional Medical Center, Inc.

*Spalding Rehabilitation L.L.C.

*Spotsylvania Medical Center, Inc.

Spotsylvania Regional Surgery Center, LLC

*Spring Branch Medical Center, Inc.

*Spring Hill Hospital, Inc.

Springview KY, LLC

*SSHR Holdco, LLC

St. Mark’s Investments, Inc.

Stafford Imaging, LLC

Stiles Road Imaging LLC

Stones River Hospital, LLC

Suburban Medical Center at Hoffman Estates, Inc.

Sullins Surgical Center, Inc.

Summit General Partner, Inc.

Summit Research Solutions, LLC

Sun Bay Medical Office Building, Inc.

*Sun City Hospital, Inc.

Sun City Imaging, LLC

Sun Towers/Vista Hills Holding Co.

Sun-Med, LLC

Sunrise Hospital and Medical Center, LLC

*Sunrise Mountainview Hospital, Inc.

Sunrise Outpatient Services, Inc.

Surgical Center of Irving, Inc.

Surgical Facility of West Houston, L.P.

Surgicare America - Winter Park, Inc.

Surgicare Merger Company of Louisiana

Surgicare of Alpine, LLC

Surgicare of Altamonte Springs, Inc.

Surgicare of Anchorage, LLC

Surgicare of Arapahoe, LLC

Surgicare of Arlington, LLC

Surgicare of Ashburn, LLC

Surgicare of Augusta, Inc.

Surgicare of Aurora Endoscopy, LLC

Surgicare of Aventura, LLC

Surgicare of Bay Area Endoscopy, LLC

Surgicare of Bay Area, LLC

Surgicare of Bayonet Point, Inc.

Surgicare of Bayside, LLC

Surgicare of Bountiful, LLC

*Surgicare of Brandon, Inc.

Surgicare of Brentwood, LLC

Surgicare of Brooksville, LLC

Surgicare of Brownsville, LLC

Surgicare of Central Florida, Inc.

Surgicare of Central San Antonio, Inc.

Surgicare of Chattanooga, LLC

Surgicare of Chippenham, LLC

Surgicare of Citrus, LLC

Surgicare of Clarksville, LLC

Surgicare of Corpus Christi, LLC

Surgicare of Countryside, Inc.

Surgicare of Dallas Specialty, LLC

Surgicare of Denton, Inc.

Surgicare of Denver Mid-Town, Inc.

Surgicare of Denver, LLC

Surgicare of Evans, Inc.

Surgicare of Fairfax, Inc.

*Surgicare of Florida, Inc.

Surgicare of Flower Mound, Inc.

Surgicare of Focus Hand, LLC

Surgicare of Fort Worth Co-GP, LLC

Surgicare of Fort Worth, Inc.

Surgicare of Ft. Pierce, Inc.

Surgicare of Good Samaritan, LLC

Surgicare of Gramercy, Inc.

Surgicare of Greenview, Inc.

Surgicare of Hanover, Inc.

*Surgicare of Houston Women’s, Inc.

Surgicare of Houston, LLC

Surgicare of Indianapolis, Inc.

Surgicare of Kansas City, LLC

Surgicare of Kingwood, LLC

Surgicare of Kissimmee, Inc.

Surgicare of Lakeview, Inc.

Surgicare of Las Vegas, Inc.

Surgicare of Laurel Grove, LLC

Surgicare of Lorain County, Inc.

Surgicare of Los Gatos, Inc.

Surgicare of Los Robles, LLC

Surgicare of Madison, Inc.

*Surgicare of Manatee, Inc.

Surgicare of McKinney, Inc.

Surgicare of Medical City Dallas, LLC

Surgicare of Memorial Endoscopy, LLC

Surgicare of Merritt Island, Inc.

Surgicare of Miami Lakes, LLC

Surgicare of Mountain West, LLC

Surgicare of Mt. Ogden, LLC

Surgicare of Nashville, LLC

Surgicare of Natchez, LLC

*Surgicare of Newport Richey, Inc.

Surgicare of North San Antonio, Inc.

Surgicare of Northeast San Antonio, Inc.

Surgicare of Orange Park, Inc.

Surgicare of Orlando, Inc.

Surgicare of Overland Park, LLC

*Surgicare of Palms West, LLC

Surgicare of Park Ridge, LLC

Surgicare of Pasadena, Inc.

Surgicare of Pavilion, LLC

Surgicare of Physicians West El Paso, LLC

Surgicare of Pinellas, Inc.

Surgicare of Plano, Inc.

Surgicare of Plantation, Inc.

Surgicare of Port Charlotte, LLC

Surgicare of Port St. Lucie, Inc.

Surgicare of Portsmouth, LLC

Surgicare of Premier Orthopaedic, LLC

Surgicare of Reston, Inc.

Surgicare of Ridgeline, LLC

Surgicare of Riverwalk, LLC

Surgicare of Roanoke, LLC

Surgicare of Rose, LLC

Surgicare of Round Rock, Inc.

Surgicare of Royal Oaks, LLC

Surgicare of Salem, LLC

Surgicare of Silicon Valley, LLC

Surgicare of Sky Ridge, LLC

Surgicare of South Austin, Inc.

Surgicare of Southeast Denver, Inc.

Surgicare of Southern Kentucky, LLC

Surgicare of Spotsylvania, LLC

Surgicare of St. Andrews, Inc.

Surgicare of StoneSprings, LLC

Surgicare of Stuart, Inc.

Surgicare of Sugar Land, Inc.

Surgicare of Swedish, LLC

Surgicare of Tallahassee, Inc.

Surgicare of Terre Haute, LLC

Surgicare of Thornton, LLC

Surgicare of Travis Center, Inc.

Surgicare of Tulsa, Inc.

Surgicare of Utah, LLC

Surgicare of Wasatch Front, LLC

Surgicare of West Hills, Inc.

Surgicare of Westlake, Inc.

Surgicare of Wichita, Inc.

Surgicare of Willis, LLC

Surgicare of Wilson County, LLC

Surgicare of Winchester, LLC

Surgicare Outpatient Center of Baton Rouge, Inc.

Surgicare Outpatient Center of Jackson, Inc.

Surgicenter of East Jefferson, Inc.

Surgico, LLC

SWMC, Inc.

Tallahassee Community Network, Inc.

*Tallahassee Medical Center, Inc.

Tampa Bay Health System, Inc.

Tampa Surgi-Centre, Inc.

TBHI Outpatient Services, LLC

*TCMC Madison-Portland, Inc.

Teays Valley Health Services, LLC

Tennessee Valley Outpatient Diagnostic Center, LLC

*Terre Haute Hospital GP, Inc.

*Terre Haute Hospital Holdings, Inc.

*Terre Haute MOB, L.P.

*Terre Haute Regional Hospital, L.P.

Texas HSS, LLC

Texas Psychiatric Company, Inc.

*The Regional Health System of Acadiana, LLC

The West Texas Division of Columbia, Inc.

*Timpanogos Regional Medical Services, Inc.

Total Imaging - Hudson, LLC

Total Imaging - North St. Petersburg, LLC

Total Imaging - Parsons, LLC

Tri Cities Health Services Corp.

Tri-County Community Hospital, Inc.

*Trident Medical Center, LLC

TriStar Health System, Inc.

Ultra Imaging Management Services, LLC

Ultra Imaging of Tampa, LLC

University Hospital, Ltd.

Utah Imaging GP, LLC

*Utah Medco, LLC

Valify, Inc.

Value Health Holdings, Inc.

Value Health Management, Inc.

Venture Medical Management, LLC

*VH Holdco, Inc.

*VH Holdings, Inc.

Vidalia Health Services, LLC

Village Oaks Medical Center, Inc.

VIP, Inc.

Virginia Care Partners ACO LLC

Virginia Hematology & Oncology Associates, Inc.

*Virginia Psychiatric Company, Inc.

Virginia Quality Care Partners, LLC

*Vision Consulting Group LLC

*Vision Holdings, LLC

W & C Hospital, Inc.

*Walterboro Community Hospital, Inc.

Warren County Ambulance Service, LLC

*WCP Properties, LLC

*Weatherford Health Services, LLC

Wesley Cath Lab, LLC

Wesley Manager, LLC

*Wesley Medical Center, LLC

West Boynton Beach Open Imaging Center, LLC

West Creek Ambulatory Surgery Center, LLC

West Creek Medical Center, Inc.

*West Florida - MHT, LLC

*West Florida - PPH, LLC

West Florida Division, Inc.

West Florida HealthWorks, LLC

West Florida Imaging Services, LLC

West Florida PET Services, LLC

West Florida Professional Billing, LLC

*West Florida Regional Medical Center, Inc.

West Hills Hospital

West Houston ASC, Inc.

West Houston Outpatient Medical Facility, Inc.

West Houston Surgicare, Inc.

West Houston, LLC

West Jacksonville Medical Center, Inc.

West Jordan Hospital Corporation

West Los Angeles Physicians’ Hospital, Inc.

West McKinney Imaging Services, LLC

West Paces Services, Inc.

West Valley Imaging, LLC

*West Valley Medical Center, Inc.

Westbury Hospital, Inc.

Westminster Community Hospital

WHG Medical, LLC

*WHMC, Inc.

Wildwood Medical Center, Inc.

Wilson County Outpatient Surgery Center, L.P.

WJHC, LLC

Woman’s Hospital Merger, LLC

*Woman’s Hospital of Texas, Incorporated

Women’s & Children’s Pediatric Hematology/Oncology Center, LLC

Women’s & Children’s Pulmonology Clinic, LLC

Women’s Hospital Indianapolis GP, Inc.

Women’s Hospital Indianapolis, L.P.

The affiliates of HCA Healthcare, Inc. listed below have entered into term promissory notes with Western Plains Capital, Inc., a subsidiary guarantor. The notes are owed to Western Plains Capital, Inc. and pledged as collateral for the secured notes.

Ambulatory Surgery Center Group, Ltd.

Arapahoe Surgicenter, LLC

Atlanta Surgery Center, Ltd.

Bay Area Surgicenter, LLC

Bayonet Point Surgery Center, Ltd.

Bayside Ambulatory Center, LLC

Belleair Surgery Center, Ltd.

Brentwood Surgery Center, LLC

Brownsville Surgicenter, LLC

Calloway Creek Surgery Center, L.P.

Carolina Regional Surgery Center, Ltd.

Centennial Surgery Center, L.P.

Central Utah Surgicenter, LLC

Centrum Surgery Center, Ltd.

Chippenham Ambulatory Surgery Center, LLC

Clarksville Surgicenter, LLC

Clear Lake Surgicare, Ltd.

Columbia Surgicare of Augusta, Ltd.

Comprehensive Digestive Surgicenter, LLC

Coral Springs Surgi-Center, Ltd.

Countryside Surgery Center, Ltd.

Denton Regional Ambulatory Surgery Center, L.P.

Denver Surgicenter, LLC

Doctors Hospital Surgery Center, L.P.

Doctors Same Day Surgery Center, Ltd.

El Paso Surgery Centers, L.P.

Fairfax Surgical Center, L.P.

Florida Outpatient Surgery Center, Ltd.

Gramercy Surgery Center, Ltd.

HealthONE Ridge View Endoscopy Center, LLC

Jacksonville Surgery Center, Ltd.

Johnson County Surgery Center, L.P.

KC Pain ASC, LLC

Kingwood Surgery Center, LLC

Las Colinas Surgery Center, Ltd.

Las Vegas Surgicare, Ltd.

Lincoln Surgery Center, LLC

Los Robles Surgicenter, LLC

Manatee Surgicare, Ltd.

Marietta Outpatient Surgery, Ltd.

MEC Endoscopy, LLC

Med City Dallas Outpatient Surgery Center, L.P.

Medical City Surgery Center of Alliance, LLC

Medical City Surgery Center of Frisco, LLC

Medical Plaza Ambulatory Surgery Center Associates, L.P.

Mt. Ogden Utah Surgical Center, LLC

New Port Richey Surgery Center, Ltd.

North Florida Radiation Oncology, LLC

North Florida Regional Freestanding Surgery Center, L.P.

North Hills Surgicare, L.P.

North Miami Beach Surgery Center Limited Partnership

North Palm Beach County Surgery Center, LLC

North Suburban Spine Center, L.P.

Northlake Surgical Center, L.P.

ODP Manager, LLC

Oklahoma Outpatient Surgery Center Limited Partnership

Orlando Surgicare, Ltd.

Outpatient Surgical Services, Ltd.

Outpatient Women’s and Children’s Surgery Center, Ltd.

Palms West Surgery Center, Ltd.

Park Central Surgical Center, Ltd.

Park Ridge Surgery Center, LLC

Physicians Ambulatory Surgery Center, LLC

Physicians West Surgicenter, LLC

Plano Ambulatory Surgery Associates, L.P.

Port St. Lucie Surgery Center, Ltd.

Premier ASC, LLC

Putnam Radiation Oncology, LLC

Red Rocks Surgery Center, LLC

Reston Surgery Center, L.P.

Riverwalk ASC, LLC

Roanoke Surgery Center, L.P.

Rocky Mountain Surgery Center, LLC

Rose Ambulatory Surgery Center, L.P.

Sky Ridge Surgery Center, L.P.

Southern Kentucky Surgicenter, LLC

Specialty Surgicare of Las Vegas, LP

St. Mark’s Ambulatory Surgery Associates, L.P.

Sugar Land Surgery Center, Ltd.

Summit Surgery Center, L.P.

Surgery Center of Atlantis, LLC

Surgery Center of Aventura, Ltd.

Surgery Center of Independence, L.P.

Surgery Center of Overland Park, L.P.

Surgery Center of Port Charlotte, Ltd.

Surgery Center of the Rockies, LLC

Surgical Park Center, Ltd.

Surgicare of St. Andrews, Ltd.

Surgicare of Wichita, LLC

Surgicenter of Kansas City, LLC

Tallahassee Orthopaedic Surgery Partners, Ltd.

Tarrant County Surgery Center, L.P.

University Healthcare System, L.C.

Urology Surgery Center of Colorado, LLC

Utah Surgery Center, L.P.

West Hills Surgical Center, Ltd.

West Park Surgery Center, L.P.